UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  OCTOBER 19, 2009  (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                                     0-27182                  25-1624305
    (State or other jurisdiction                          (Commission File         IRS Employer
           of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 3.03 Material Modification of Rights of Securities Holders

On October 8, 2009, the Pennsylvania Secretary of State accepted the Company's amended articles of incorporation.  These articles changed the Company's name from the Italian Oven Inc. to Accredited Business Consolidators Corp.  In addition, the amended articles of incorporated reduced the number of authorized common stock to 450,000,000.  The Company will continued to trade as IOVE over the counter until FINRA issues a new symbol.

Today the Company received notification from the CUSIP Service Bureau that the new CUSIP number for Accredited Business Consolidators Corp. is 004365102.  The new ISIN is US0043651027.

Now that this information has been received, the Company will proceed to apply for a new symbol to FINRA.  It expects the paperwork to be completed this week.

The total number of common shares outstanding is 436,399,500.  328,018,200 shares are in the public float and on hand with CEDE & Co., 70,546,600 shares are restricted in certificate form, and 37,834,700 shares are unrestricted but in certificate form.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 19, 2009

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

Twitter:  accreditedbiz

fax:  1-267-371-5168